SMITH BARNEY INCOME FUNDS
on behalf of the
Smith Barney Convertible Fund (the "Fund")

Supplement dated April 20, 2001

to Prospectus dated November 28, 2000

The following information supersedes, as applicable, certain information set forth in the Prospectus of the Fund listed above under the section
"Sales Charges - Class Y Shares" and in the Statement of
Additional Information under the section "Purchase of Shares."


Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $5,000,000 initial investment requirement. You can also use a letter of intent to meet this requirement by buying Class Y shares over a 6-month period. To qualify, you must initially invest $1,000,000.



FD 02301


g:\legal\funds\slip\2001\secdocs\42001stk